Co-location agreement Startec and Esprit Telecom Benelux


                      ESPRIT TELECOM CO-LOCATION AGREEMENT

                              Terms and Conditions

BETWEEN:

ESPRIT TELECOM BENELUX BV, a company incorporated under the laws of The Netherlands and registered under number 33288194 having its registered offices at Amsterdam (hereinafter referred to as "ESPRIT")

AND,

STARTEC, a company incorporated under the laws of The Netherlands and registered under number 33305390 having its registered offices at Official 1, 2nd Floor De Doelalann 7, 1083 HJ Amsterdam, P.O. Box 7144, 1008 DE Amsterdam (hereinafter referred to as "the CUSTOMER")

     hereinafter "the Parties" and, separately, "the Party".

IT IS AGREED AND ACCEPTED AS FOLLOWS:

1.   DEFINITIONS

In this Agreement the following terms shall (unless the context otherwise requires) have the following meanings:

"ADDITIONAL SERVICES" means the services to be provided by ESPRIT as which are described in Annex 1 to this Agreement.

"AFFILIATE" means any holding company or subsidiary or any subsidiary of such holding company.

"AGREEMENT" means this Agreement and the annexes attached hereto, including any Service Level Agreement(s). In the event of conflict between the provisions of any annex and the standard terms and conditions of this Agreement, the terms and conditions of this Agreement shall prevail.

"ANNUAL ESPRIT SERVICE FEE" means the yearly amount stated in the CUSTOMER Service Order Form attached under Annex 2 subject to any adjustment made under Clause 5.1(d) and Clause 9(d) to be paid in advance for the provision of the Services.

"BUILDING" means any building as designated by ESPRIT form time to time prior and/or after the signature of this Agreement and approved by the CUSTOMER.



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                        Co-location agreement Startec and Esprit Telecom Benelux


"CHARGES" means all sums payable by CUSTOMER to ESPRIT in exchange for the Services and Additional Services received under this Agreement and specified in Annex 1 and/or the Invoice if applicable.

"CONFIDENTIAL INFORMATION" means all know-how, techniques, ideas, principles and concepts which underlie any of the Services and business or commercial information and all other information in whatever form obtained by either Party directly or indirectly from the other Party pursuant to this Agreement or prior to and in contemplation of it.

"CONNECTION FEE" means the amount agreed between ESPRIT and the CUSTOMER for the connection of a power supply to CUSTOMER Equipment in the Serviced Room, as a result of the qoutation issued by ESPRIT, accepted by the CUSTOMER and specified in the CUSTOMER Service Order Form.

"CUSTOMER EQUIPMENT" means the equipment, as may be specified in the Service Order Form, owned or leased by the CUSTOMER to be installed in the Serviced Room pursuant to this Agreement.

"ESPRIT EQUIPMENT" means any telecommunications equipment as may be specified in the Service Order Form, which is supplied by ESPRIT for the provision of the Services to the CUSTOMER.

"FORCE MAJEURE" means in relation to either Party an event or set of circumstances which is beyond its reasonable control including but not limited to: any default or delay in the performance of the respective obligations of the Parties under this Agreement caused by fire, strike, riot, insurrection or civil disorder, war, national or local emergency, act of God, government or other competent authority or of any other telecommunications operator, or complete or partial shut down of plant or the ESPRIT telecommunications network by reason of power failure or technical failure of any equipment operated by any other telecommunications operator.

"HOURLY FEES" means ESPRIT's then current standard hourly charge applying from time to time plus expenses as specified in the relevant Service Order Form. These Hourly Fees correspond to any services ancillary to the Additional Services and to the Services as described in Annex 1.

"INVOICE" means the periodic statement sent by ESPRIT to the CUSTOMER setting forth the charges incurred by the CUSTOMER for the use of the Services and the Additional Services.

"LICENCE FEE" means the yearly amount stated in the Service Order Form, subject to any adjustment made under Clause 5.1(d), and Clause 9, to be paid in advance by the CUSTOMER for the grant of the Licence by ESPRIT.


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"SERVICES" means the services  provided by ESPRIT allowing the CUSTOMER to place
and  connect  its  telecommunications   equipment  in  an  environment  designed
specifically for the purpose as more specifically defined in Annex 1.

"SERVICE COMMENCEMENT DATE" means the date agreed between the Parties for the delivery of the Services and specified in the Service Order Form.

"SERVICE ORDER FORM" means the form attached under Annex 2 CUSTOMER must fill in and send to ESPRIT pursuant to the Service Order Procedure described in Annex 3.

"SERVICE PERIOD" means the 12 month period commencing on the date of signature of this Agreement.

"SERVICED ROOM" means such part of the Building as shall have been designated by ESPRIT prior to the signature of this Agreement for the installation of CUSTOMER Equipment, as the same may be changed under Clause 6.

"TERM" is the period of validity of this Agreement as set forth in Clause 4.

"UNDERLYING CUSTOMER CONSENTS" means any and all permissions, consents, approvals, easements, wayleaves, and permits in legally acceptable form as are necessary to enable the CUSTOMER and its employees, agents, or sub-contractors to operate the telecommunications systems of the CUSTOMER and to enable the CUSTOMER to use the Services to be provided under this Agreement.

"UNDERLYING NETWORK CONSENTS" means any and all permissions, consents, approvals, easements, wayleaves, rights, authorisations, supplier agreements or any other underlying requirement as are necessary to enable ESPRIT and its employees, agents or sub-contractors to construct, operate and maintain the ESPRIT's telecommunications network and provide the Services and Additional Services herein described.

2.  SCOPE OF AGREEMENT

Subject to the terms and conditions of this Agreement, ESPRIT hereby agrees  to:

(a) install and connect the power supply to CUSTOMER Equipment at the Serviced Room;

(b)  grant  the  CUSTOMER  the  Licence   described  in  Clause  3  relating  to
     installation of and access to CUSTOMER Equipment;

(c)  provide the Services and Additional Services.


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                        Co-location agreement Startec and Esprit Telecom Benelux


3.  GRANT OF LICENCE

3.1 ESPRIT hereby grants to the CUSTOMER with effect as of the date hereof a non-exclusive non-transferrable right ("the Licence"), without prejudice to Clause 18 ("Assignment") hereunder, during the Term of this Agreement:


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     a)   to retain  CUSTOMER  Equipment in the  Serviced  Room as a licensee of
          ESPRIT.

     b) from time to time during the Term for those employees and third party telecommunication carrier and maintenance representatives of the CUSTOMER previously notified to ESPRIT to enter the Building for the purposes, on behalf of the CUSTOMER in its capacity as licensee, of inspecting CUSTOMER Equipment and repairing or maintaining the same if the Services and/or Additional services to be provided by ESPRIT do not include the particular item of repair or maintenance then required.

3.2 The CUSTOMER acknowledges and agrees that the Serviced Room will contain equipment of other ESPRIT's customers as well as CUSTOMER Equipment and that the use of the Serviced Room will be shared with other customers.

3.3 ESPRIT warrants that it has the right to grant the Licence.

3.4 As part of its security procedures ESPRIT reserves the right to refuse any person entry to the Building or the Serviced Room or access to CUSTOMER Equipment, including any employee in respect of whom the CUSTOMER has failed to request rights of access from ESPRIT as well as any third party telecommunication carrier or maintenance representative in respect of whom the CUSTOMER fails to give ESPRIT prior notice of the name of such representative, and the date and time for which access of CUSTOMER Equipment is required. ESPRIT will not be responsible for the consequences of any such refusal or failure or delay by the CUSTOMER in notifying ESPRIT of its access requirements.

4.  TERM

This Agreement shall commence on the date hereof and subject to the provisions for earlier termination contained herein shall continue for the Service Period and thereafter unless and until terminated by either Party pursuant to Clause 14 or to Clause 16 hereunder or giving to the other not less than three (3) months prior written notice to expire on the last day of any calendar month thereafter.

5.  EQUIPMENT

5.1 Subject to this Clause the CUSTOMER shall be responsible at its own expense for supplying and installing CUSTOMER Equipment at the Serviced Room in accordance with an installation plan and timetable agreed in advance with
ESPRIT:


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     a)   ESPRIT will be responsible for the supply and  installation of racking and cabling of the quantities and at the prices separately agreed between ESPRIT and the CUSTOMER and such supply and installation shall be subject to the terms of ESPRIT's then current standard conditions for the supply and/or installation of the equipment.

     b) Additional equipment to that listed in the Service Order Form may be installed in the Building subject to ESPRIT confirming in writing that there is sufficient space available in the Building and subject to c) hereunder, and the Service Order Form shall be amended accordingly.

     c) If additional equipment requiring additional floor space is installed under b) hereabove ESPRIT has the right to charge an additional Connection Fee for every such installation and to increase the Annual ESPRIT Service Fee and Licence Fee by such amount as notified by ESPRIT.

5.2  The CUSTOMER shall at all times throughout the Term:-

     a) Maintain an up-to-date, complete and accurate inventory of CUSTOMER Equipment and provide ESPRIT with a copy on request;

     b) Ensure that CUSTOMER Equipment is clearly identified as belonging to the CUSTOMER;

     c) ensure that the CUSTOMER Equipment conforms at all times with the environmental and operating requirements specified by ESPRIT from time to time and make all necessary adjustments;

     d) Guarantee that its personnel and its authorized person shall access only the Serviced Room.

5.3 Title to equipment, apparatus or property held, owned, or otherwise possessed or attributed to either Party shall not pass to the other Party under this Agreement, unless specifically provided for under this Agreement. Furthermore, neither Party shall remove, tamper with or obliterate any identification mark(s) affixed to any such equipment, apparatus or property or to any part thereof belonging to or attributed to the other Party.

5.4 The CUSTOMER agrees that ESPRIT may temporarily disconnect the power supply to the CUSTOMER Equipment or any part for the purposes of investigating and rectifying any reported problems or carrying out maintenance relating to the CUSTOMER Equipment, ESPRIT Equipment, the Serviced Room, the Building or other equipment in the Building. Wherever possible (emergencies excluded) ESPRIT will give advance notice of such disconnection and use all reasonable endeavors to cause minimum disruption to the operation of the CUSTOMER Equipment by endeavoring to


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                        Co-location agreement Startec and Esprit Telecom Benelux


make the disconnection outside ESPRIT's standard working hours 0900 to 1700 Monday to Friday excluding public holidays.

5.5 The CUSTOMER shall be responsible at its own expense for all communication costs and expenses arising in connection with access to and use of CUSTOMER Equipment, including installation, connection and rental charges.

6.  RE-LOCATION OF THE EQUIPMENT

    6.1. ESPRIT shall have the right, subject to giving not less, save in case of emergency, than 90 days prior written notice to the CUSTOMER, from time to time during the Term to require all or some of CUSTOMER Equipment to be moved from the Serviced Room or any other part of the Building where CUSTOMER Equipment is then located and to be installed in some other part of the Building. All reasonable costs and expenses arising in connection with such relocation of CUSTOMER Equipment shall be borne by ESPRIT.

    6.2 ESPRIT agrees that in specifying the time-scale for any relocation of CUSTOMER Equipment ESPRIT shall, where reasonably practicable, consult with the CUSTOMER about any relocation of CUSTOMER Equipment and use all reasonable endeavors to specify a time-scale that causes minimum disruption to the operation of CUSTOMER Equipment.

7.   CUSTOMER'S OBLIGATIONS

7.1 The CUSTOMER hereby agrees with ESPRIT to pay all fees and charges due to ESPRIT and without limitation:

     a) to pay the Connection Fee on or before the commencement of the installation of CUSTOMER Equipment or at such other time agreed by ESPRIT.

     b) to pay the Licence Fee and the Annual ESPRIT Service Fee by equal monthly instalments in advance on the first days of each month each year, the first instalments to be a proportionate amout calculated from the date hereof and payable upon the CUSTOMER's signature of this Agreement.

     c) to pay the Hourly Fees, which will be invoiced monthly in arrears, within 30 days after the date of ESPRIT's Invoice.

     d) to pay value added tax and any other sales taxes (if applicable) at the then prevailing rate.

     e) to pay any bank charges which may arise if the CUSTOMER pays by bank transfer to ESPRIT.


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                       Co-location agreement Startec and Esprit Telecom Benelux


7.2  The CUSTOMER is soley  responsible  for ordering  from and paying direct to
     any  public  telecommunications   carrier  or  supplier  all  communication
     circuits for use in connection with CUSTOMER'S Equipment.

7.3 The CUSTOMER hereby agrees to strictly respect the security procedures of ESPRIT, and such other security procedures and/or requirements that may be otherwise applicable

7.4 The CUSTOMER agrees upon expiry of the Agreement to dismantle and disconnect CUSTOMER Equipment and return the Serviced Room in its original state, subject to damages caused by normal wear and tear.

8.   ESPRIT'S OBLIGATIONS

ESPRIT hereby agrees to:

(a) secure the required authorizations for the installation of CUSTOMER Equipment from its landlords if any;

(b) allow the CUSTOMER to modify or upgrade CUSTOMER Equipment upon at least 60 days prior written notice to ESPRIT if such reasonably required and if such modification or upgrade does not materially change the scope of this Agreement. If such modification or upgrade change the basis of this Agreement the Parties shall amend this Agreement accordingly;

(c) provide reasonable notice if any interference occurs between CUSTOMER Equipment and the equipment of a third party and such interference shall be resolved by ESPRIT together with the CUSTOMER in such manner as ESPRIT directs to which the CUSTOMER shall comply;

(d) make the Services and the Additional Services available for use by the CUSTOMER during the Service Period unless the Services are suspended pursuant to Clause 14 and/or Clause 15, or this Agreement is terminated pursuant to Clause 16;

(e) operate the Services and Additional Services with reasonable care and kill, but ESPRIT does not warrant or undertake the Services and Additional Services will cause CUSTOMER Equipment to operate without fault or interruption.

9.   CHARGES

(a) The CUSTOMER shall pay all Charges due as may be specified between the Parties and in any Invoice without set off or counterclaim.

(b) If applicable, ESPRIT shall invoice CUSTOMER monthly in advance. Invoices shall be due within thirty (30) days of the date of invoicing without prejudice to ESPRIT's rights to treat a default-in-payment as a breach of the Agreement.


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                        Co-location agreement Startec and Esprit Telecom Benelux

(c) All charges payable under this Agreement shall be calculated in accordance with this Agreement and made in the currency specified in the CUSTOMER Service Order Form and are expressed exclusive of VAT or any other similar sales tax, and shall be charged in accordance with the relevant regulations in force in the home of the supply and shall be paid by the CUSTOMER.

(d) ESPRIT reserves the right to vary the Charges from time to time during the Service Period upon giving the CUSTOMER at least thirty (30) days prior written notice of such variation.

(e) If either Party is required to pay a tax under or as a result of this Agreement, such Party shall pay such tax and any other amounts as are necessary to ensure that the net amounts received by the other Party equal the amounts to which the other Party is otherwise entitled under this Agreement.

(f) The timely payment of all sums due to ESPRIT under Agreement is of the essence of this Agreement.

(g) Any overdue amounts shall accrue interest, to the extent permited by applicable laws, at a fixed rate per annum equal to three (3) per cent above the LIBOR in effect on the day following the date payment of the Invoice was due.

(h) In the event that the CUSTOMER disputes an Invoice, and the amount disputed is greater than five per cent (5%) of the value of the relevant Invoice (excluding VAT), then the CUSTOMER shall issue ESPRIT a notice in writing within seven (7) dyas of the receipt of the relevant Invoice specifying the nature of the dispute. The Parties shall then use their best endeavours to resolve the dispute within fifteen (15) days of the receipt of the relevant Invoice, failing which the dispute shall be escalated to the respective Finance Directors for resolution.

(i) If notwithstanding provision (g) the Parties fail to resolve the dispute then the Parties may agree to have the dispute settled by such person (or persons) nominated by the President of the Institute of Chartered Accountants ("Nivra") in the Netherlands (or other similar professional association) to act as expert(s) and not as arbitrator(s) and whose decision, in the absence of manifest error, shall be final and binding. The parties shall pay the costs of such expert(s) in such proportion as shall be determined by the expert(s) themselves taking into account the applicable circumstances and based on the principles of fairness and equity.

10.  DEPOSITS

ESPRIT may require payment from the CUSTOMER of a deposit upon execution of this Agreement of such amount ESPRIT reasonably requires as security for the payment of any Charges payable under this Agreement. ESPRIT may at its sole discretion apply the whole or any part of such deposit on or torwards payment of any sums due to ESPRIT


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under this  Agreement  and may require the CUSTOMER to pay a further  deposit to
ESPRIT in replacement of any amounts so applicable.

11.  LIMITATION OF LIABILITY

(a) This clause 11 sets out each Party's entire liability in respect of any obligation, duty, or liability whatsoever to the other Party (including liability, if any, or the acts or omissions of its employees, agents or subcontractors) in connection with this Agreement, including (without limitation) any liability for negligence howsoever arising.

(b) Nothing in this Agreement shall exclude or restrict either Party's liability for death or personal injury resulting from negligence by it or by its employees while acting in the course of their employment. ESPRIT's entire liability in this respect shall be limited to five thousand (5,000) Dutch Guilders per person with a maximum of two million (2,000,000) Dutch Guilders per series of event in any year (a year being twelve months from the date of this Agreement and from each anniversary thereof).

(c) Neither Party shall have any liability to the other in respect of this Agreement including (without limitation) any liability: (i) for any loss or revenue, business, contracts, anticipated savings or profits; or (ii) any indirect, special or consequential loss.

(d) ESPRIT's entire liability including (without limitation) any liability for negligence howsoever arising in connection with this Agreement shall be limited to two million Dutch Guilders (Dfl2,000,000) in aggregate in respect of any one or more incidents in any year ( a year being twelve months from the date of this Agreement and from each anniversary thereof).

(e) The CUSTOMER shall subscribe with a recognised insurance company a special insurance policy covering its liability against ESPRIT for an amount of at least two million Pounds ((pound)2,000,000). Upon request from ESPRIT the CUSTOMER shall provide ESPRIT with a copy of the corresponding insurance certificates.

(f) The provisions of this Article shall survive the expiry or termination of this Agreement.

12.  CONFIDENTIALITY

Each Party shall at all times use their best endeavours to keep confidential (and to ensure that its employees and agents shall keep confidential): (a) the terms of this Agreement: and, (b) shall not use or disclose (save in the performance of its obligations under this Agreement) any Confidential Information which it may acquire in relation to the business or affairs of the other Party (even after termination or expiry of the Agreement and for a period of two years thereafter) save for any information:


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a)   Which is publicly available or becomes publicly available through no act of the first receiving Party or which it is compelled by a competent court or authority to disclose;

b)   Which was in the possession of the receiving Party prior to its disclosure;
     or

c) Which is disclosed to that Party by a third party who did not acquire that information under an obligation of confidentiality.

13. INTELLECTUAL PROPERTY

(a) Nothing in this Agreement shall be deemed to confer on either Party any rights or licences in respect of intellectual property of the other.

(b) The CUSTOMER will indemnify ESPRIT and hold ESPRIT harmless against (without limitation) all costs, claims, losses, damages, expenses and liabilities howsoever arising suffered or incurred by ESPRIT in connection with any claim that the use or possession of CUSTOMER Equipment or any CUSTOMER materials infringes the copyright, mask works, design, or any other intellectual property rights of any third party.

14.  FORCE MAJEURE

(a) If either Party is affected by Force Majeure, it shall promptly notify the other Party of the nature and extent of the circumstances in question.

(b) Notwithstanding any provision of this Agreement, neither Party shall be deemed to be in breach of this Agreement, or otherwise be liable to the other (except for the payment of charges due or provision of other consideration due), for any delay in performance or other non-performance of any of its obligations under the Agreement to the extent that such delay or non-performance is due to Force Majeure of which it has notified the other Party, and the time for performance of that obligation shall be extended accordingly.

(c) If an event of Force Majeure lasts for more than thirty (30) consecutive days which prevents either Party from fulfilling any of its obligations under this Agreement, either Party shall be entitled to terminate this Agreement by giving not less than fourteen (14) days written notice to the other immediately upon the expiry of 30-day period, provided that such notice will be no effect if the party prevented from fulfilling its obligations notifies the other in writing before the expiry of the 14-day notice period that it is no longer affected by Force Majeure.

15.  SUSPENSION OF SERVICES

(a) ESPRIT may, at it sole discretion, suspend the provision of the Services and/or the Additional Services until further notice (i) if ESPRIT has a right to terminate this

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Agreement pursuant to Clause 16 hereunder;  or (ii) If ESPRIT needs to carry out emergency works on the ESPRIT's telecommunications Ions network, on the Building and/or on the Serviced Room: or (iii) if ESPRIT is required to comply with a government, administrative or judicial order, decision or other such requirement that would prevent ESPRIT from providing the Services and/or Additional Services.

(b) In the event that ESPRIT exercises its right to suspend the Services and/or the Additional Services it shall provide advance notice to the CUSTOMER where it is reasonably practicable to do so, or as soon as reasonably practicable following suspension.

(C) ESPRIT shall not be liable for any loss, damage or inconvenience suffered by the CUSTOMER as a result of any suspension made pursuant to Section 15
     (a).

16.  TERMINATION OF AGREEMENT

Either Party shall he entitled forthwith to terminate this Agreement if the Party against whom termination is sought:

(a) commits a breach of any provision of this Agreement (save for any beach which iscaused by the Party seeking to rely on it) and, in the case of a breach which is capable of remedy, fails to remedy the same within thirty
     (30) days after receipt of written notice giving full particulars of the breach and requiring the breach to be remedied:

(b)  fails to pay any sum due under this Agreement;

(C)  becomes subject to in administration order;

(d) commences winding up (except for purposes of an amalgamation, reconstruction or other reorganization and in such manner that the Party or its successor resulting from the reorganization effectively agrees to be bound by or to assume the obligations imposed and is able to do so on that other Party under this Agreement);

(e)  ceases, or threatens to cease, to carry on business; or

(f) is subject to an encumbrancer taking possession or a receiver being appointed over any of the property or assets of that Party; or

(g) CUSTOMER ceasing to possess or hold the requisite Underlying CUSTOMER Consents; or

(h) ESPRIT ceasing to possess or hold the requisite Underlying CUSTOMER Consents; or

Notwithstanding the foregoing, ESPRIT may terminate this Agreement by written notice to CUSTOMER at any time upon expiration or termination for any reason of' the lease agreement of the Building signed by ESPRIT with its landlord if any.

                        Co-location agreement Startec and Esprit Telecom Benelux


Upon the termination of this Agreement for any reason, subject as otherwise provided in this Agreement and to any rights and/or obligations which have accrued prior to termination, neither Party shall have any further obligation to the other under this Agreement, except as to those obligations of a continuing nature.

17.  NOTICES

(a) All notices given under this Agreement must be in writing and may be sent by facsimile with a copy by post to the following contacts:

           ESPRIT:        Mr. G.M. de Groot
                          Strawinskylaan 929, 1077 XX Amsterdam
                          Fax: +31 20 5711738
                          With a copy to the General Counsel: +44-118-951-4006
                          (fax)

           CUSTOMER:      Mr. Lee LeMaire
                          10411 Motor City Drive Suite
                          Suite 301
                          Bethesda, MD 20817 USA
                          Fax: + 1 301 365-2895
                          With a copy to the General Counsel: +1 301 365 8787
                          (Fax)

(b) Any Party may change contact information by giving the other Party prior written notice.

18.  ASSIGNMENT

(a) This Agreement is personal to the CUSTOMER and it shall not be assigned, delegated, transferred or otherwise disposed of without the prior written consent of ESPRIT, such consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, ESPRIT shall have the right to use subcontractors to perform some of the duties and/or obligations hereunder.

(b) For the avoidance of doubt, either Party may assign the benefit of this Agreement to any Affiliate (for so long as they remain an Affiliate and are legally and materially able to comply with the obligations set forth in this Agreement).

19.  NO PARTNERSHIP

Nothing in this Agreement shall create, or be deemed to have created, a partnership between the Parties.

                       Co-location agreement Startec and Esprit Telecom  Benelux

20. NO WAIVER


Any waiver by either Party of a breach of any provision of this Agreement shall not be considered as a waiver of any subsequent breach of the same or any other provision.

21.  ENTIRE AGREEMENT

This Agreement contains the entire agreement between the Parties with respect to its subject matter, and supersedes all previous agreements and understandings between the Parties, and may not be modified except by an instrument in writing signed by the duly authorised representatives of the Parties.

22.  NO WARRANTY

Each Party acknowledges that, in entering into this Agreement, it does not do so on the basis of or rely on any representation, warranty or other provision except as expressly provided in this Agreement, and accordingly, all conditions, warranties or other terms implied by statute or common law are hereby excluded to the fullest extent permitted by law.

23.  SEVERABILITY

If any provision of this Agreement is held by any court or other competent authority to be void or unenforceable in whole or part, the other provisions shall continue to be valid, unless either Party decides in its absolute discretion to treat this Agreement as terminated.

24.  STATUTORY INTERPRETATION

References to statutory provisions shall, except when the context requires otherwise, be construed as references to those provisions as respectively amended or re-enacted or as their application is modified by other provisions (whether before or after the date hereof) from tirne to time.

25.  HEADINGS

Headings are inserted for convenience only and shall not affect the construction of the Agreement.

26.  PUBLICITY

Neither party shall issue a public notice or news release concerning this Agreement and the transactions contemplated hereby without the prior approval of the other, which approval shall not be unreasonably withheld or delayed.

                        Co-location agreement Startec and Esprit Telecom Benelux


27.  GOVERNING I~AW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with Dutch Law and both Parties irrevocably submit to the exclusive jurisdiction of the Dutch Courts.

28.  MISCELLANEOUS

(a) If this Agreement has already been signed by ESPRIT, it shall not be open for acceptance and signature by the Customer after thirty (30) days following the date of signature by ESPRIT.

This  Agreement  has been made at Esprit  Telecom on this day 21st of  September
1998

Signed for and on behalf of:                  Signed for and on behalf of,

ESPRIT TELECOM                                STARTEC


                             21/9/95

Name:     /s/ GUY DE GROOT                    Name:    /s/ LEE LEMAIRE   9/21/98
       -----------------------------                ----------------------------
              Guy de Groot                                 Lee LeMaire
Title: Manager Carrier Services               Title: Director, Operations

                        Co-location Agreement Startec and Esprit Telecom Benelux



SERVICES - ADDITIONAL SERVICES                                           ANNEX I

--------------------------------------------------------------------------------
1. STANDARD SERVICES

            o FLOOR  SPACE in  Serviced  Roorns  built on  ESPRIT's  switch room premises

              Rooms are air-conditioned, fed with uninterruptible power (48V, two hour full load power failure capacity);

              Raised    computer    flooring   with   access   for   power   and
              telecommunications cabling:

              Power for test equipment and tools;

              Lighting.

            o EQUIPMENT INSTALLATION AND COMMISSIONING

              The customer has the right to install and commission the equipment covered under this Agreement in the Serviced Room.

            o REMOTE ACCESS TELEPHONE LINE for equipment

              Equipment Monitoring via a separate channel for reliability.

            o ACCESS  during  standard  working  daytime  for  installation  and commissioning

2. ADDITIONAL SERVICES (SUBJECT TO AGREEMENT AND THE PAYMENT OF ADDITIONAL CHARGES)

            o OPTIONAL network management and alarm monitoring

              Subject to specific requirements and negotiation, ESPRIT may take on local management responsibilities, maximising the managed services offer.

            o ESCORTED access available 24/7/365

              Escort is chargeable per hour.

            o RACKING  suitable  for  the  installation  of   telecommunications
              equipment;

                        Co-location agreement Startec and Esprit Telecom Benelux

            o LIAISING  with  the  CUSTOMER  over  equipment   installations  by
              suppliers or public telecommunications carriers, or maintenance visits by any authorised maintainer.

            o FIRST  LINE  MAINTENANCE  of  CUSTOMER  Equipment  subject  to  an additional Service Level Agreement;

            o EQUIPMENT  COMMISSIONING  on behalf of the customer  subject to an additional Service Level Agreement

            o HIGHER POWER CAPACITY

                       Co-location agreement Startec and Esprit Telecom Benelux

SERVICE ORDER FROM              ANNEX II
--------------------------------------------------------------------------------
1. CUSTOMER

Order Id.

Startec Global Communications
10411 Motor City Drive, Suite 301
Bethesda, MD 20817
USA

Lee LeMaire
Director Operations
1 301 767 1439
1 301 365 2895


2. CO-LOCATION ADDRESS

Esprit Telecom will make provision for co-location of CUSTOMER Equipment at:

Strawinskylaan 929
1077 XX Amsterdam
The Netherlands

Guy de Groot
Manager Carrier Services
+ 31 20 5711711
+ 31 20 5711 722

3. CO-LOCATION SERVICE DETAILS

The following Services will be made available at the hereabove specified address:

Strawinskylaan 929, 1077 XX Amsterdam. C tower, 9th floor.

o Floor space required in standard footprints: 2 (1 for rack, 2 x 0.5 for moving space)

o 2 x 19" Racking to be provided, as described, as described in Annex 4 in this document.

o    Additional services

                        Co-location agreement Startec and Esprit Telecom Benelux

Services Commencement Date - Requested            21 September 1998 - Agreed LL
                                                  -----------------         ----

Details of CUSTOMER Equipment to be installed:
DSC CTC-421 (4:1) Compression equipment, which will connected to 2 Mbps between Amsterdam and London

And connected to 2Mbps between Amsterdam and a 0800 IN platform of Esprit Telecom/IMS

4. PAYMENT DETAILS(1)


CONTRACT TERM      BILLING PERIOD     CURRENCY     VAT RATE
---------------   ----------------   ----------   ---------
1 year                Monthly           Dfl          17.5%

Standard services covered under this agreement:

 CONNECTION FEE     HOURLY FEE     LICENCE FEE     ANNUAL ESPRIT SERVICE FEE
----------------   ------------   -------------   --------------------------
DFl 833.19,-       Dfl 250,-*        Dfl 0                Dfl 14.400

Additional Services covered under this agreement:

 NON-RECURRING CHARGES       ANNUAL SERVICE FEE       OTHER     OTHER
-----------------------   ------------------------   -------   ------
Dfl 7463.01                     Dfl 14.400
(Annex 4)
Dfl 833.19,-              (Dfl 600 per footprint
(Annex 5)                       per month)

Additional Services to be charged on usage at agreed rates during the Agreement:


 Emergency off hours       Cabeling        Other     Other
----------------------   -----------------   -------   ------
Dfl 250,-per hour         Dfl 65,-per hour

 Deposit Terms (if applicable):         Non-recurring Charges payable in 30 days

 Additional Terms (if applicable)


----------------------------
1 Further details of the elements indicated "other" and "if applicable" may be attached on additional pages.

5. CUSTOMER CONTACT DETAILS

Commercial                                     Billing
Startec                     Company            Startec
10411 Motor City Drive      Address            10411 Motor City Drive
Suite 301                                      Suite 301
Bethesda MD                                    Bethesda MD
20817                       Post code          20817
USA                         Country            USA
Lee LeMaire                 Contact Person     Le LeMaire
+ 1 301 767 1439            Phone no.          + 1 301 767 1439 +
+ 1 301 365 2895            Fax no.            + 1 301 365 2895
                            VAT Number         -----------------------------

6. ESPRIT CONTACT DETAILS

Commercial                  Billing

Esprit Telecom Benelux BV   Esprit Telecom Benelux BV
Strawinskylaan 929          Strawinskylaan 929
1077 XX Amsterdam           1077 XX Amsterdam

Guy de Groot                Ben Flootman

+31 20 5711 711
+31 20 5711 738

                        Co-location agreement Startec and Esprit Telecom Benelux

SERVICE  ORDER PROCEDURE                                               ANNEX III
--------------------------------------------------------------------------------
1. PLACING AN ORDER

(a) CUSTOMER shall place a service order by using the CUSTOMER Service Order Form designed for the Co-location Services.

(b) ESPRIT will acknowledge receipt of the service order within one working day.

(c) On receipt of the service order, ESPRIT will verify the service requested, determine whether the Service Commencement Date requested is feasible, and confirm or review the date with the CUSTOMER.

2. CONFIRMING AN ORDER

(a) Upon completion of verification procedures by ESPRIT, the Parties shall then sign the CUSTOMER Service Order Form. In order for the service order to remain valid, the Parties shall sign it within one week of agreement of the Service Commencement Date.

(b) If the service order details (including Service Commencement Date) cannot be verified within one week of order receipt, then ESPRIT Telecom will keep the CUSTOMER informed of progress on a weekly basis during verification.

                        Co-location agreement Startec and Esprit Telecom Benelux

RACKING TO BE PROVIDED                                                ANNEX IV
--------------------------------------------------------------------------------
Esprit Telecom Carrier Services has purchased 2 x 19" racking for Startec according the following specifications.

Esprit Telecom will provide a separate invoice for this equipment.

-------------------------------------------------------------------
                   DESCRIPTION                       AMOUNT IN DFL.
-------------------------------------------------   ---------------
2 x 19" racks for Paris and Amsterdam
2 E.II.45.6.6. Enclosure C/W cowl top, 19" rack          2,272.38
2 E.II.GD.45.6/901 Smoked glazed front door                783.32
2 E.II SD.45.6 Steel rear door                             391.28
2 E.II RU.45.6 Rear 19" racking                            279.84
2 E.II.FP.6.6 Fan Plate                                    123.40
2 AC.FK.4  4 Fans Fully wired                              578.60
    2 AC.CAS.MD Castors                                    175.20
2 AC.SSVS.5 5 horizontal socket strip                      331.76
2 Paint charge                                             145.20



TOTAL 2 x 19" rack                                       5,081.00

Delivery cost Netherlands                                  961.95
Delivery cost France                                       308.55


SUBTOTAL                                                 6,351.50

B.T.W. / V.A.T. 17.5%                                    1,111.51


                                                  ---------------
Total charge f                                           7,463.01
-----------------------------------------------------------------

                        Co-location agreement Startec and Esprit Telecom Benelux

CONNECTION 2 X 2MBPS TO CO-LOCATION                                    ANNEX V

--------------------------------------------------------------------------------
Esprit Telecom will connect 2 x 2mpbs to co-location room.

Esprit Telecom will provide a separate invoice for this connection.

--------------------------------------------------------
              DESCRIPTION                 AMOUNT IN DFL.
--------------------------------------   ---------------

Connection Fee, 2 Mbps to Co-location

Coax cable (160 meters)                        197.60
BNC connectors (16)                             84.00
U links (16)                                   180.00
                                               247.50





TOTAL CONNECTION                               709.10






B.T.W. / V.A.T. 17.5%                          124.09


                                        -------------
    Total charge f                             833.19
-----------------------------------------------------


                                                                              24